UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2025

Aeries Technology, Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40920	98-1587626
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

60 Paya Lebar Road, #08-13 Paya Lebar Square Singapore	409051
(Address of principal executive offices)	(Zip Code)

(919) 228-6404

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	AERT	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AERTW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

As described under Item 5.07 below, at the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Aeries Technology, Inc. (the “Company”) held on March 27, 2025, at 9:00 a.m. Eastern Time, the Company’s shareholders approved Resolution No. 4 to amend and restate the Company’s Amended and Restated Memorandum and Articles of Association in their entirety by replacing them with the Second Amended and Restated Memorandum and Articles of Association. To the extent applicable, the description of the amendments contained in the Second Amended and Restated Memorandum and Articles of Association, as set forth in Resolution No. 4 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2025 (the “Proxy Statement”), is incorporated herein by reference. This description does not purpose to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Memorandum and Articles of Association, a copy of which is filed as Exhibit 3.1 to this Current Report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Revised Employment Agreements with Executive Officers

On March 28, 2025, Aeries Technology Solutions, Inc. (“Employer”), a North Carolina corporation and an affiliate of the Company, entered into new employment agreements with Bhisham (Ajay) Khare, Chief Executive Officer of the Company; Daniel S. Webb, Chief Financial Officer and Chief Investment Officer of the Company; and Unnikrishnan Nambiar, Chief Technology Officer of the Company, superseding and replacing each officer’s original employment agreement and any related amendments, effective as of February 10, 2025. These new agreements reflect changes in their roles, responsibilities, and compensation arrangements consistent with the Company’s evolving leadership structure, and were approved by the Company’s Board of Directors (the “Board”) and its Compensation Committee. The material terms of the revised employment agreements for each of these officers are set forth below:

Revised Employment Agreement with Bhisham (Ajay) Khare

Under the revised Employment Agreement with Mr. Khare (the “Khare Revised Employment Agreement”), Mr. Khare will serve as the Chief Executive Officer of the Employer, the Company and its affiliates.

Mr. Khare is entitled to an annual base salary of $425,000, subject to increase at the Board’s discretion. Mr. Khare’s annual incentive opportunity has a target equal to 100% of his base salary, with actual awards determined by the Board or Compensation Committee. He is also eligible for future equity awards, subject to performance, continued service, and approval by the Board or Compensation Committee, as applicable.

If Mr. Khare’s employment is terminated without “cause” or if he terminates his employment for “good reason” (each as defined in the Khare Revised Employment Agreement), then Mr. Khare will be entitled to receive any accrued amounts, including vested but undelivered equity awards and declared but unpaid bonuses. Subject to compliance with certain post-termination obligations, including the execution of a release of claims against the Company, he will also receive a severance payment equal to 12 months of his base salary, payable in equal installments over 12 months.

The Khare Revised Employment Agreement contains certain restrictive covenants that apply during and after Mr. Khare’s employment, including a non-solicitation agreement and an agreement to not disclose confidential information for a two-year period following his termination of employment for any reason. The Khare Revised Employment Agreement also includes a non-competition agreement for a one-year period.

Revised Employment Agreement with Daniel S. Webb

Under the revised Employment Agreement with Mr. Webb (the “Webb Revised Employment Agreement”), Mr. Webb will serve as the Chief Financial Officer and Chief Investment Officer of the Employer, the Company and its affiliates.

Mr. Webb is entitled to an annual base salary of $400,000, subject to increase at the Board’s discretion. Mr. Webb’s annual incentive opportunity has a target equal to 40% of his base salary, with actual awards determined by the Board or Compensation Committee. He is also eligible for future equity awards, subject to performance, continued service, and approval by the Board or Compensation Committee, as applicable.

If Mr. Webb’s employment is terminated without “cause” or if he terminates his employment for “good reason” (each as defined in the Webb Revised Employment Agreement), then Mr. Webb will be entitled to receive any accrued amounts, including vested but undelivered equity awards and declared but unpaid bonuses. Subject to compliance with certain post-termination obligations, including the execution of a release of claims against the Company, he will also receive a severance payment equal to 12 months of his base salary, payable in equal installments over 12 months.

The Webb Revised Employment Agreement contains certain restrictive covenants that apply during and after Mr. Webb’s employment, including a non-solicitation agreement and an agreement not to disclose confidential information for a two-year period following his termination of employment for any reason. The Webb Revised Employment Agreement also includes a non-competition agreement for a one-year period.

Revised Employment Agreement with Unnikrishnan Nambiar

Under the revised Employment Agreement with Mr. Nambiar (the “Nambiar Revised Employment Agreement”), Mr. Nambiar will serve as the Chief Technology Officer of the Employer, the Company and its affiliates.

Mr. Nambiar is entitled to an annual base salary of $250,000, subject to increase at the Board’s discretion. Mr. Nambiar’s annual incentive opportunity has a target equal to 40% of his base salary, with actual awards determined by the Board or Compensation Committee. He is also eligible for future equity awards, subject to performance, continued service, and approval by the Board or Compensation Committee, as applicable.

If Mr. Nambiar’s employment is terminated without “cause” or if he terminates his employment for “good reason” (each as defined in the Nambiar Revised Employment Agreement), then Mr. Nambiar will be entitled to receive any accrued amounts, including vested but undelivered equity awards and declared but unpaid bonuses. Subject to compliance with certain post-termination obligations, including the execution of a release of claims against the Company, he will also receive a severance payment equal to 12 months of his base salary, payable in equal installments over 12 months.

The Nambiar Revised Employment Agreement contains certain restrictive covenants that apply during and after Mr. Nambiar’s employment, including an agreement to not disclose confidential information.

The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the full text of the amended employment agreements with Mr. Khare, Mr. Webb, and Mr. Nambiar, which are filed as Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report.

Amendment No. 1 to the 2023 Equity Incentive Plan

As reported in the Company’s current report on Form 8-K filed with the SEC on June 11, 2024, on June 8, 2024, the Board, upon recommendation of the Compensation Committee, approved Amendment No. 1 (the “Plan Amendment”) to the Company’s 2023 Equity Incentive Plan (the “Plan”). The Plan Amendment provided for (i) increasing the total number of Class A ordinary shares authorized under the Plan to 11,928,287 shares (the “New Share Reserve”), (ii) amending the “evergreen” provision in the Plan to automatically increase the New Share Reserve by 5% on an annual basis or by such lesser amount that the Committee may determine (the “Evergreen Provision”), and (iii) removing the annual limits on issuing awards to a single individual under Sections 5(d) and 5(e) of the Plan. The portions of the Plan Amendment relating to the New Share Reserve and the Evergreen Provision were submitted to the Company’s shareholders for approval at the Annual Meeting and were approved under Resolution No. 3 at the Annual Meeting.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its 2025 Annual Meeting of Shareholders on March 27, 2025 at 9:00 a.m. Eastern Time. Four proposed resolutions, which are described in more detail in the Company’s definitive proxy statement filed with the SEC on February 14, 2025, were voted upon by the Company’s shareholders at the Annual Meeting.

At the beginning of the Annual Meeting, there were 35,787,189 Class A ordinary shares and 1 Class V ordinary share present in person or by proxy, representing approximately 80.32% of the ordinary shares entitled to vote at the meeting and constituting a quorum for the transaction of business. Only shareholders of record as of 5:00 p.m. Eastern Time on January 29, 2025 (the “Record Date”) were entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 44,557,996 Class A ordinary shares and 1 Class V ordinary share issued and outstanding.

The election of each director nominee under Resolution No. 1 and the approval of Resolution No. 2 each require approval by an ordinary resolution, which means the affirmative vote of a majority of the voting power of the ordinary shares that are voted on the applicable matter. The approval of Resolution No. 3 and Resolution No. 4 each requires a special resolution, which means the affirmative vote of the holders of at least 75% of the voting power of the ordinary shares who, being present and entitled to vote at the Annual Meeting, vote on the applicable matter. Each ordinary share is entitled to one vote on each of the proposals presented at the Annual Meeting. However, the Class V ordinary share carries a number of votes equal to 51.0% of the total voting power of all outstanding Class A ordinary shares and the Class V ordinary share, voting together as a single class, with respect to the election of a director, and 1.3% of the total voting power for all other matters presented at the Annual Meeting.

At the Annual Meeting, the election of each director nominees under Resolution No. 1, Resolution No. 2, Resolution No. 3 and Resolution No. 4 were approved by the Company’s shareholders. The final voting results are as below:

Resolution No. 1 — To resolve, by ordinary resolution, Alok Kochhar, Biswajit Dasgupta and Nina B. Shapiro be appointed as directors to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal:

1a. To resolve, by ordinary resolution, that Alok Kochhar be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal;

Class	For	Against	Abstain	Broker Non-Vote
Class A ordinary shares	32,904,060	51,375	501	2,830,673
Class V ordinary share	1	-	-	-

1b. To resolve, by ordinary resolution, that Biswajit Dasgupta be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal;

Class	For	Against	Abstain	Broker Non-Vote
Class A ordinary shares	32,864,902	90,293	741	2,830,673
Class V ordinary share	1	-	-	-

1c. To resolve, by ordinary resolution, that Nina B. Shapiro be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until her successor is duly appointed and qualified, or until her earlier death, resignation or removal.

Class	For	Against	Abstain	Broker Non-Vote
Class A ordinary shares	32,938,069	17,866	1	2,830,673
Class V ordinary share	1	-	-	-

Resolution No. 2 — To resolve, by ordinary resolution, that Sections 2 and 3 of the Amendment No. 1 to the 2023 Equity Incentive Plan, a copy of which is attached as Appendix A to the Proxy Statement, be approved.

Class	For	Against	Abstain	Broker Non-Vote
Class A ordinary shares	32,860,528	95,207	201	2,830,673
Class V ordinary share	1	-	-	-

Resolution No. 3 — To resolve, by special resolution, that the selection of Manohar Chowdhry & Associates as the Company’s independent registered public accounting firm for its fiscal years ended March 31, 2025, 2024 and 2023 be confirmed, adopted, approved and ratified in all respects.

Class	For	Against	Abstain
Class A ordinary shares	35,645,535	140,873	201
Class V ordinary share	1	-	-

Resolution No. 4 — To resolve, by special resolution, that the Company’s Amended and Restated Memorandum and Articles of Association in effect be further amended and restated by the deletion in their entirety, and the substitution in their place with the Second Amended and Restated Memorandum and Articles of Association, a copy of which is attached as Appendix B to the Proxy Statement, be approved.

Class	For	Against	Abstain	Broker Non-Vote
Class A ordinary shares	32,879,880	73,925	2,131	2,830,673
Class V ordinary share	1	-	-	-

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Second Amended and Restated Memorandum and Articles of Association.
10.1	Employment Agreements, dated March 28, 2025, by Aeries Technology Solutions, Inc. and Bhisham Khare.
10.2	Employment Agreements, dated March 28, 2025, by Aeries Technology Solutions, Inc. and Daniel Webb.
10.3	Employment Agreements, dated March 28, 2025, by Aeries Technology Solutions, Inc. and Unnikrishnan Nambiar.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2025	AERIES TECHNOLOGY, INC.
A Cayman Islands exempted company

	By:	/s/ Daniel S. Webb
	Name:	Daniel S. Webb
	Title:	Chief Financial Officer